Exhibit 99.1

EDITORIAL CONTACTS:                     PRGP09016

Amy Flores, Agilent Corporate

+1 408 345 8194

amy_flores@agilent.com

Eric Endicott, Agilent Bio-Analytical Measurement

+1 408 553 2005

eric_endicott@agilent.com

Lin-Hua Wu, Kekst and Co., for Varian, Inc.

+1 212 521 4800

lin-wu@kekst.com

INVESTOR CONTACTS:

Rodney Gonsalves, Agilent

+1 408 345 8948

rodney_gonsalves@agilent.com

Investor Relations, Varian, Inc.

+ 1 650 424 5471

ir@varianinc.com

Agilent Technologies to Acquire Varian, Inc. for $1.5 Billion

Transformational transaction establishes Agilent’s position as a leading provider of analytical instrumentation to the applied and life sciences markets

•	Varian had annual revenue of $1 billion in its fiscal year 2008 in a product portfolio that includes lab instrumentation and consumables.

•	Transaction expands Agilent product and application breadth in industrial and life sciences markets; establishes entry into nuclear magnetic resonance (NMR), imaging and vacuum technology markets.

•	Price reflects a premium of approximately 35% to Varian shareholders.

•	All-cash transaction is expected to be accretive to Agilent earnings on a non-GAAP basis in the first full year following completion.

SANTA CLARA and PALO ALTO, Calif., July 27, 2009 — Agilent Technologies Inc. (NYSE: A) and Varian, Inc. (NasdaqGS: VARI) today announced that they have signed a definitive agreement for the acquisition by Agilent of Varian, a leading worldwide supplier of scientific instrumentation and associated consumables for life science and applied market applications. Agilent will pay $52 cash per share of common stock for Varian in a transaction that represents a premium of approximately 35% to Varian’s closing price on July 24, 2009. Both Agilent’s and Varian’s Board of Directors have unanimously approved the all-cash offer.

The acquisition broadens Agilent’s applications and solutions offerings in Life Sciences, Environmental, and Energy and Materials. It also expands Agilent’s product portfolio into atomic and molecular spectroscopy; establishes a leading position in NMR, imaging and vacuum technologies; and strengthens its consumables portfolio.

“This acquisition is a major step in Agilent’s transformation into a leading bio-analytical measurement company,” said Bill Sullivan, Agilent’s president and chief executive officer. “While we continue to be a world leader in electronic measurement, our biggest opportunities for future growth are in bio-analytical measurement.

“For more than 60 years, Varian has built rich talent, technology, products and relationships in this area. The combination of Varian with Agilent’s bio-analytical measurement business will result in the broadest product offering in the industry. The acquisition will establish Agilent as a clear market leader in analytical solutions and give us the talent and technology base for creating unique new products and markets,” added Sullivan.

“After thorough review together with our independent advisors, our Board of Directors determined that this transaction delivers excellent value for our shareholders,” said Garry Rogerson, chairman and chief executive officer of Varian Inc. “We also anticipate that the combination will yield strong benefits for our customers and employees. Like Agilent, Varian has a long history as a technology leader. We each bring expertise and experience across a different but complementary set of markets and applications. For instance, while Agilent is a leader in food safety, Varian is well established in the energy industry, and has a broad spectrum of products for environmental analysis. Together, the combined company will be able to provide customers with the most comprehensive set of solutions across a wider range of industries.”

Once the acquisition has been completed, Adrian Dillon, Agilent’s executive vice president and chief financial officer, will assume responsibility for combining Varian with Agilent’s Bio-Analytical Measurement segment consistent with Agilent’s operating model. “We have the opportunity to create significant value for Agilent shareholders by leveraging the combined entity’s infrastructure and global supply chain,” said Dillon.

The transaction is expected to generate $75 million in annual cost synergies and achieve Agilent’s 20% return on invested capital (ROIC) target within four to five years. The transaction is subject to approval by the shareholders of Varian and will be completed after achieving customary closing conditions and regulatory approvals, which Agilent expects before calendar year-end. The transaction is not subject to any financing conditions.

Agilent in Bio-Analytical Measurement

Agilent’s bio-analytical measurement business provides application-focused solutions that include instruments, software, consumables and services that enable customers to identify, quantify and analyze the physical and biological properties of substances and products. Agilent is a global leader in gas chromatography and gas chromatography/mass spectrometry, and liquid chromatography and liquid chromatography/mass spectrometry used to analyze the composition of air, water, food, drugs, industrial process streams and forensic evidence.

About Varian, Inc.

Varian, Inc. is a leading worldwide supplier of scientific instruments and vacuum technologies for life science, environmental, energy, and applied research and other applications. The company provides complete solutions, including instruments, vacuum products, laboratory consumable supplies, software, training and support through its global distribution and support systems. Varian, Inc. employs approximately 3,600 people worldwide and operates manufacturing facilities in North America, Europe and Asia Pacific. Varian, Inc. had fiscal year 2008 sales of $1.0 billion, and its common stock is traded on the NASDAQ Global Select Market under the symbol “VARI.” Further information is available on the company’s Web site at www.varianinc.com.

About Agilent Technologies

Agilent Technologies Inc. (NYSE: A) is the world’s premier measurement company and a technology leader in communications, electronics, life sciences and chemical analysis. The company’s 19,000 employees serve customers in more than 110 countries. Agilent had net revenues of $5.8 billion in fiscal 2008. Information about Agilent is available on the Web at www.agilent.com.

Additional Information and Where to Find It: Varian, Inc.

Varian, Inc. (“Varian”) plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Cobalt Acquisition Corp., pursuant to which Varian would be acquired by Agilent Technologies, Inc. (the “Merger”). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Varian through the Web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Varian by contacting Investor Relations by telephone at +1 (650) 424-5471, by mail at Varian, Inc., 3120 Hansen Way, Palo Alto, Calif., 94304-1030, Attn: Investor Relations, by e-mail at ir@varianinc.com, or by going to Varian’s Investor Relations page on its corporate Web site at www.varianinc.com (click on “Investors,” then on “SEC Filings”).

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Varian in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Varian’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on December 19, 2008. This document is available free of charge at the SEC’s Web site at www.sec.gov, and from Varian by contacting Investor Relations by telephone at +1 (650) 424-5471, by mail at Varian, Inc., 3120 Hansen Way, Palo Alto, Calif., 94304-1030, Attn: Investor Relations, by e-mail at ir@varianinc.com, or by going to Varian’s Investor Relations page on its corporate Web site at www.varianinc.com (click on “Investors,” then on “SEC Filings”).

Varian’s Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the ability of Agilent to successfully integrate Varian’s operations and employees, the ability to yield benefits for customers and employees, and such other risks as identified in Varian’s Annual Report on Form 10-K for the fiscal year ended Oct. 3, 2008, and Varian’s most recent Quarterly Report on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Varian assumes no obligation to update any forward-looking statement contained in this press release.

Agilent’s Forward-Looking Statements

This news release contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. These forward-looking statements are based on Agilent’s current expectations relating to the proposed acquisition of Varian by Agilent, including the expected closing of the transaction and the benefits thereof. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference for Agilent include, but are not limited to, the possible failure to satisfy necessary conditions to the closing of the merger including the risk that necessary regulatory approvals for the merger are not obtained, the risk that the transaction is not consummated within the expected timeframe, difficulties in integrating the two businesses, the failure to achieve anticipated cost synergies and the effects of the transaction making it more difficult to maintain existing relationships with employees, customers or business partners. The forward-looking statements contained herein include, but are not limited to, information regarding expected annual cost savings and the ROIC resulting from the transaction, the expectation that the deal will be accretive to Agilent earnings on a non-GAAP basis in the first full year after closing, the enhancement of our product portfolio and our ability to address a wider range of customer needs, the anticipated growth of our business in the bio-analytical measurement market, the ability of the combined company to provide improved products, services and support to its customers, and achieving anticipated benefits and synergies from the combined entity’s infrastructure, global supply chain, and worldwide sales and support organization. These forward-looking statements involve risks and uncertainties that could cause Agilent’s and Varian’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, the risk that the transaction does not close or that closing is delayed, the risk that the integration of Varian is more expensive or time-consuming than we expect, the risk that we are unable to realize expected synergies or that the realization is delayed, risks associated with changes in demand for Agilent’s and Varian’s products, and risks associated with the development generally of our overall strategic objectives.

In addition, other risks that Agilent faces in running its operations include the ability to execute successfully through business cycles; ongoing competitive, pricing and gross margin pressures; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the ability to improve asset performance to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix and other risks detailed in Agilent’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the period ended April 30, 2009. Forward-looking statements are based on the beliefs and assumptions of Agilent’s management and on currently available information. Agilent undertakes no responsibility to publicly update or revise any forward-looking statement.

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NOTE TO EDITORS: Further technology, corporate citizenship and executive news is available on the Agilent news site at www.agilent.com/go/news.

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